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                                                                      EXHIBIT 10
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{**NEEDHAM Logo here**}

Needham & Company, Inc. 3000 Sand Hill Road, Building 2 * Suite 190, Menlo Park, CA 94025 (650) 854-9111








                                                    June 5, 2000

Special Committee of the Board of Directors
EFTC Corporation
9351 Grant Street
Denver, CO 80229

Members of the Special Committee:


     The Company and Thayer-BLUM Funding, L.L.C. (the "Investor") have entered into a Securities Purchase Agreement (the "Purchase Agreement") pursuant to which the Company issued to the Investor $54 million principal amount of Senior Subordinated Exchangeable Notes (the "Original Exchangeable Notes") and War-rants to purchase the Company's Common Stock (the "Initial Investment"). Upon stockholder approval of the Transactions and consummation of the Offer that results in the acquisition of at least 500,000 shares of Comi-non Stock, (i) the Original Exchangeable Notes will automatically be exchanged for the Company's 8.875% Senior Subordinated Convertible Notes due June 2006 (the "Convertible Notes") with an aggregate principal amount of $54,000,000 plus any accrued but unpaid interest on the Original Exchangeable Notes, which Convertible Notes could be converted into shares of Common Stock at an initial conversion price of $2.58 per share, subject to adjustment as provided therein, and (ii) the Warrants would be cancelled. We understand that the Company and the Investor propose to enter into an amendment (the "Amendrnenf') to the Purchase Agreement providing, among other things, for the issuance by the Company to the Investor (the "Additional Investment") of $14 million principal amount of Senior Subordinated Exchangeable Notes -(the "New Notes") and the modification of the terms of a tender offer for the Company's Common Stock (the "Offer") to be conducted by the Investor. The New Exchangeable Notes will be exchanged automatically, in the same circumstances as those requiring the exchange of the Original Exchangeable Notes, into shares of newly issued convertible preferred stock of the Company (the "Convertible Preferred Stock") initially convertible into the Company's Common Stock at $1.80 per share. The Company has requested Needham & Company to render an opinion as to the fairness, from a finaricial point of view, to the holders of the Company's Common Stock (other than the Investor and its affiliates) of the Initial Investment, the Additional Investment and the Offer, collectively "the Transactions",

New York Office: 445 Park Avenue, New York, NY 10022-4406 (212) 371-8300
Boston Office: One Post Office Square, Suite 3710, Boston, MA 02109
  (617) 457-0900
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Special Committee of the Board of Directors
EFTC Corporation
June 5,2000
Page 2
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                                                         Needham & Company, Inc.

taken together. The terms and conditions of the Transactions will be set forth more fully in the Purchase Agreement, as amended by the Amendment. The Original Exchangeable Notes, the Convertible Notes and the Wan-ants are sometimes collectively referred to herein as the "Original Securities" and the New Exchangeable Notes and the Convertible Preferred Stock are sometimes collectively referred to herein as the "New Securities."

     You have asked us to advise you as to the fairness, from a financial point of view, to the Company and the holders of the Common Stock (other than the Investor and its affiliates) of the Transactions, when taken together. Needham & Company, Inc., as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes, We have been engaged by the Company as financial advisor to render this opinion in connection with the Transactions and will receive a fee for our services, none of which is contingent on the consummation of the Transactions. In addition, the Company has agreed to indemnify us for certain liabilities arising from our role as financial advisor and out of the rendering of this opinion.

     For purposes of this opinion we have, among other things: (i) reviewed the Purchase Agreement and the related forms of the Securities, dated March 30, 2000 as well as the proposed terms of the Amendment and New Securities as contemplated by the Modification of Terms provided to us on June 5, 20007 (ii) reviewed certain publicly available information concerning the Company and certain other information concerning the Company furnished to us by the Company;
(iii) reviewed the historical stock prices and trading volumes of the Common Stock; (IV) held discussions with members of the management of the Company concerning the current and future business prospects of the Company; (v) reviewed and discussed with members of the management of the Company certain financial forecasts and projections prepared by such management that assume the Transactions (other than the Initial Investment) do not occur and, in the alternative, that assume the occurrence of the Transactions, the exchange of the Original and New Exchangeable Notes and cancellation of the Warrants; (vi) compared certain publicly available financial data of companies whose securities are traded in the public markets and that we deemed relevant to similar data for the Company; (vii) reviewed the financial terms of certain other transactions that we deemed relevant; (viii) discussed with members of the management of the Company the strategic rationale and certain other benefits to the Company resulting from an association with the Investor; and (ix) performed and/or considered such other studies, analyses, inquiries and investigations as we deemed appropriate.

     In connection with our review and in arriving at our opinion, we have assumed and relied on (a) the accuracy and completeness of all of the financial and other information publicly available or fiimished to or otherwise reviewed by or discussed with us for purposes of rendering this opinion and (b) the assessment by the Company's management of the strategic and other benefits expected to be derived from the Transactions, and have neither attempted to verify independently nor assumed responsibility to verify any of such infonnation or assessment. In addition, we have
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Special Committee of the Board of Directors
EFTC Corporation
June 5, 2000
Page 3
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                                                         Needham & Company, Inc.

assumed, with your consent, (i) that the terms set forth in the executed Amendment and related New Securities will not differ materially from the proposed terms provided to us in the draft Modification of Terms furnished to us on June 5, 2000, and (ii) that the Purchase Agreement, as amended by the Amendment the Original Securities and the New Securities are enforceable in accordance with their terms and that the parties to the Transactions, the Original Securities and the New Securities, will carry out their obligations as set forth therein. With respect to the Company's financial forecasts provided to us by its management, we have assumed for purposes of our opinion that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management, at the time of preparation, of the future operating and financial performance of the Company. We express no opinion with respect to such forecasts or the assumptions on which they were based. We have not assumed any responsibility for or made or obtained any independent evaluation, appraisal or physical inspection of the assets or liabilities of the Company. Further, our opinion is based on economic, monetary and market conditions as they exist and can be evaluated as of the date hereof Our opinion as expressed herein is lin-fted to the fairness, from a financial point of view, to the Company and the holders of Common Stock (other than the Investor and its affiliates) of the Transactions, when taken together, and does not address the Company's underlying business decision to engage in the Transactions. Our opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote on the proposed Transactions or as to whether such shareholder should tender shares of Common Stock pursuant to the Offer. We are not expressing any opinion as to the prices at which the Common Stock will actually trade at any time.

     In the ordinary course of our business, we may actively trade the equity securities of the Company for our own account or for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     This letter and the opinion expressed herein are provided at the request and for the information of the Special Cominittee and the Board of Directors of the Company and may not be quoted or referred to or used for any purpose without our prior written consent, except that this letter may be disclosed in connection with any proxy statement or solicitation/recommendation statement on
Schedule 14D-9 used in connection with the Transactions so long as this letter is quoted in full in such proxy statement or solicitation/recommendation statement.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Transactions, when taken together, are fair to the Company and the holders of Common Stock (other than the Investor and its affiliates) from a financial point of view.

                                       Very truly yours,

                                        [signature logo here]

                                        NEEDHAM & COMPANY, INC.

[*NEEDHAM logo here]

Needham & Company, Inc. 3000 Sand Hill Road, Building 2*Suite 190, Menlo Park, CA 94025 (650)854-9111

                                                April 27, 2000

Special Committee of the Board of Directors
EFTC Corporation
9351 Grant Street
Denver, CO 80229

Members of the Special Committee:

     Reference is hereby made to our letter to you dated March 29, 2000 (the "Opinion"), regarding certain transactions between EFTC Corporation and Thayer-BLUM Funding, L.L.C. Capitalized terms used herein that are defined in the Opinion have the same meanings for purposes of this letter.

     We have been advised that the Investors have requested, pursuant to an agreement reached with the Company immediately prior to closing of the Initial Investment, that the initial conversion price of the Convertible Notes be reduced from $2.60 to $2.58, subject to approval of the Board of Directors and the Special Committee.

     We have not been requested to render, and are not hereby rendering, an opinion as of the date hereof as to the fairness, from a financial point of view, to the Company and the holders of the Conunon Stock (other than the Investor and its affiliates) of the Initial Investment and the Transactions. With your consent, we assume no responsibility to update the investigations made, procedures followed or matters considered, or independently verify any information relied upon, with respect to the Opinion. Accordingly, we have not engaged in further analysis with respect to the reduced conversion price and our statements in this letter should not be considered to be an opinion for any purpose. Subject to the foregoing, we advise you that we do not believe that the establishment of the conversion price at $2.58, had it been considered as part of our analyses in connection with the Opinion, would have altered our conclusion set forth in the Opinion as of the date of our Opinion.

     This letter and the advice expressed herein are provided at the request and for the information of the Special Committee and the Board of Directors of the Company and may not be quoted or referred to or used for any purpose without our prior written consent, except that this letter may be disclosed in connection with any proxy statement or


    New York Office: 445 Park Avenue, New York, NY 10022-4406 (212)371-8300 Boston Office: One Post Office Square, Suite 3710, Boston, MA 02109
                                  (617) 457-0900

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Special Committee of the Board of Directors
EFTC Corporation
April 27,2000
Page 2
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                                                         Needham & Company, Inc.

solicitation/recommendation statement on Schedule 14D-9 used in connection with the Transactions so long as this letter, together with the Opinion, is quoted in full in such proxy statement or solicitation/recommendation statement.

                                       Very truly your

                                       [SIGNATURE LOGO HERE]

                                       NEEDHAM & COMPANY, INC.

[NEEDHAM LOGO HERE]

Needham & Company, Inc. 3000 Sand Hill Road, Building 2 Suite 190, Menlo Park, CA 94025 (650)854-9111

                                                  March 29, 2000

Special Committee of the Board of Directors
EFTC Corporation
9351 Grant Street
Denver, CO 80229

Members of the Special Committee:

     We understand that EFTC Corporation (the "Company") and Thayer-BLUM Funding, L.L.C. (the "Investor") propose to enter into a Securities Purchase Agreement (the "Purchase Agreement") pursuant to which, among other things, (i) the Investor will purchase $54,000,000 in aggregate principal amount of the Company's 15% Senior Subordinated Exchangeable Notes due June 2006 (the "Exchangeable Notes") and warrants to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"), with an exercise price of $.01 per share (the "Warrants") representing approximately 19.9% of the outstanding Common Stock at the time of the issuance of the Warrants (such purchase, the "Initial Investment") and (ii) following consurnmation of the Initial Investment, the Investor will commence a tender offer (the "Offer") to purchase up to 8,250,000 shares of Common Stock at a price of $4.00 per share net to the seller in cash. The Initial Investment and the Offer are collectively referred to herein as the "Transactions." Upon stockholder approval of the Transactions and consummation of the Offer that results in the acquisition of at least 500,000 shares of Common Stock, (i) the Exchangeable Notes would automatically be exchanged for the Company's 8.875% Senior Subordinated Convertible Notes due June 2006 (the "Convertible Notes") with an aggregate principal amount of $54,000,000 plus any accrued but unpaid interest on the Exchangeable Notes, which Convertible Notes could be converted into shares of Common Stock at an initial conversion price of $2.60 per share, subject to adjustment as provided therein, and (ii) the Warrants would be cancelled. The terms and conditions of the Transactions will be set forth more fully in the Purchase Agreement. The Exchangeable Notes, the Convertible Notes and the Warrants are sometimes collectively referred to herein as the "Securities."

     You have asked us to advise you as to the fairness, from a financial point of view, to the Company and the holders of the Common Stock (other than the Investor and its affiliates) of the

    New York Office: 445 Park Avenue, New York, NY 10022-4406 (212)371-8300
      Boston Office: One Post Office Square, Suite 3710, Boston, MA 02109
                                (617) 457-0900

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Special Committee of the Board of Directors
EFTC Corporation
March 29,2000
Page 2
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                                                         Needham & Company, Inc.


Initial Investment and the Transactions, when taken together. Needham & Company, Inc., as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes. We have been engaged by the Company as financial advisor to render this opinion in connection with the Transactions and will receive a fee for our services, none of which is contingent on the consummation of the Transactions. In addition, the Company has agreed to indemnify us for certain liabilities arising from our role as financial advisor and out of the rendering of this opinion.

     For purposes of this opinion we have, among other things: (i) reviewed a draft of the Purchase Agreement and the related drafts of the Securities, furnished to us on March 28, 2000; (ii) reviewed certain publicly available information concerning the Company and certain other information concen-iing the Company ftirnished to us by the Company; (iii) reviewed the historical stock prices and trading volumes of the Common Stock; (iv) held discussions with members of the management of the Company concerning the current and future business prospects of the Company; (v) reviewed and discussed with members of the management of the Company certain financial forecasts and projections prepared by such management that assume the Transactions (other than the Initial Investment) do not occur and, in the alternative, that assume the occurrence of the Transactions, the exchange of the Exchangeable Notes and cancellation of the Warrants; (vi) compared certain publicly available financial data of companies whose securities are traded in the public markets and that we deemed relevant to similar data for the Company; (vii) reviewed the financial terms of certain other transactions that we deemed relevant; (viii) discussed with members of the management of the Company the strategic rationale and certain other benefits to the Company resulting from an association with the Investor; and (ix) performed and/or considered such other studies, analyses, inquiries and investigations as we deemed appropriate.

     In connection with our review and in arriving at our opinion, we have assumed and relied on (a) the accuracy and completeness of all of the financial and other information publicly available or furnished to or otherwise reviewed by or discussed with us for purposes of rendering this opinion and (b) the assessment by the Company's management of the strategic and other benefits expected to be derived from the Transactions, and have neither attempted to verify independently nor assumed responsibility to verify any. of such information or assessment. In addition, we have assumed, with your consent, (i) that the terms set forth in the executed Purchase Agreement and related Securities will not differ materially from the proposed terms provided to us in the draft Purchase Agreement and related Securities fin-nished to us on March 28, 2000, and (ii) that the Purchase Agreement and Securities are enforceable in accordance with their terms and that the parties to the Transactions and the Securities will carry out their obligations as set forth therein. With respect to the Company's financial forecasts provided'to us by its management, we have assumed for purposes of our opinion that such forecasts have been reasonably prepared on bases reflecting the best currently available

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Special Committee of the Board of Directors
EFTC Corporation
March 29,2000
Page 3
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                                                         Needham & Company, Inc.

estimates and judgments of such management, at the time of preparation, of the future operating and financial performance of the Company. We express no opinion with respect to such forecasts or the assumptio ns on which they were based. We have not assumed any responsibility for or made or obtained any independent evaluation, appraisal or physical inspection of the assets or liabilities of the Company. Further, our opinion is based on economic, monetary and market conditions as they exist and can be evaluated as of the date hereof Our opinion as expressed herein is limited to the fairness, from a financial point of view, to the Company and the holders of Common Stock (other than the Investor and its affiliates) of the Initial Investment and the Transactions, when taken together, and does not address the Company's underlying business decision to engage in the Transactions. Our opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote on the proposed Transactions or as to whether such shareholder should tender shares of Common Stock pursuant to the Offer. We are not expressing any opinion as to the prices at which the Common Stock will actually trade at any time.

     In the ordinary course of our business, we may actively trade the equity securities of the Company for our own account or for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     This letter and the opinion expressed herein are provided at the request and for the information of the Special Committee and the Board of Directors of the Company and may not be quoted or referred to or used for any purpose without our prior written consent, except that this letter may be disclosed in connection with any proxy statement or solicitation/recommendation statement on
Schedule 14D-9 used in connection with the Transactions so long as this letter is quoted in full in such proxy statement or solicitation/recommendation statement.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Initial Investment and the Transactions, when taken together, are fair to the Company and the holders of Common Stock (other than the Investor and its affiliates) from a financial point of view.

                                              Very truly yours,

                                              /s/ Needham & Company

                                               NEEDHAM & COMPANY, INC.